SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2004

KENNAMETAL INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-5318

Pennsylvania	25-0900168
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231
(Address of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (724) 539-5000

Table of Contents

Item	Description	Page No.
1.	Changes in Control of Registrant	N/A
2.	Acquisitions or Disposition of Assets	N/A
3.	Bankruptcy or Receivership	N/A
4.	Changes in Registrant's Certifying Accountant	N/A
5.	Other Events and Regulation FD Disclosure	N/A
6.	Resignations of Registrant's Directors	N/A
7.	Financial Statements and Exhibits	N/A
8.	Change in Fiscal Year	N/A
9.	Regulation FD Disclosure	N/A
10.	Amendments to Registrant’s Code of Ethics,	N/A
or Waiver of a Provision of the Code of Ethics
11.	Temporary Suspension of Trading under	N/A
Registrant’s Employee Benefit Plans
12.	Results of Operations and Financial Condition	2

Item 12. Results of Operations and Financial Condition

On April 28, 2004, Kennametal Inc. (“Kennametal” or “the Company”) issued a press release announcing financial results for its third quarter ended March 31, 2004.

The press release contains certain non-GAAP financial measures, including gross profit, operating expense, operating income, other (income)/expense, net income and diluted EPS in each case excluding special items. The special items include: restructuring charges, Widia integration costs, pension curtailment, gain on Toshiba Tungaloy investment, and a charge related to a note receivable. Kennametal management excludes these items in measuring and compensating internal performance to more easily compare the Company’s financial performance period to period. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current, past and future periods.

In addition to the items above, the press release also contains free operating cash flow and debt-to-capital, as defined below:

Free Operating Cash Flow

Free operating cash flow is a non-GAAP financial measure and is defined as cash provided by operations (in accordance with GAAP) less capital expenditures plus proceeds from disposals of fixed assets. Free operating cash flow is considered to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for strategic initiatives (such as acquisitions), dividends, debt repayment and other investing and financing activities.

Debt-to-Capital

Debt-to-equity in accordance with GAAP is defined as total debt divided by Shareowners’ equity and total debt. Debt-to-capital is defined by Kennametal as total current and long term debt divided by total Shareowner’s equity plus minority interest plus total debt. Management believes that these financial measures provide additional insight into the underlying capital structuring and performance of the Company.

A copy of the Company’s earnings announcement is reflected under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.

Additionally, during our quarterly teleconference we may use various other non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary Working Capital

Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT

EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for restructuring charges, interest income, and other items.

Adjusted Sales

Kennametal adjusted sales as reported under GAAP for specific items including acquisitions and foreign currency translation. Management believes that adjusting the sales as reported under GAAP provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit

Kennametal adjusted gross profit as recorded under GAAP for specific items including Widia integration and restructuring charges and pension curtailment. Management believes that the adjusted gross profit information is an important indicator of the Company’s underlying operating performance.

Operating Expense Reconciliation

Kennametal adjusted operating expense as reported under GAAP for Widia integration, restructuring charges, Widia operating expense, pension curtailment, note receivable, foreign exchange and decreased pension income. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

FINANCIAL HIGHLIGHTS

RECONCILIATION OF PRIMARY WORKING CAPITAL TO GAAP WORKING CAPITAL (Unaudited)

	March 31,
	2004	2003
Current assets	$790,063	$788,091
Current liabilities	342,899	344,865

Working capital in accordance with GAAP	447,164	443,226
Excluded items:
Cash and cash equivalents	(27,528)	(17,250)
Deferred income taxes	(87,651)	(81,651)
Other current assets	(38,803)	(44,286)

Total excluded current assets	$(153,982)	$(143,187)
Adjusted current asset	636,081	644,904
Short-term debt, including notes payable	(8,193)	(15,068)
Accrued liabilities	(202,460)	(208,816)

Total excluded current liabilities	$(210,653)	$(223,884)
Adjusted current liabilities	132,246	120,981
Primary working capital	$503,835	$523,923

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FINANCIAL HIGHLIGHTS (Continued)

KENNAMETAL INC. EBIT RECONCILIATION (Unaudited)

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Net income, as reported	$24,070	$9,699	$43,727	$22,998
As % of Sales	4.6%	2.1%	3.1%	1.8%
Add back:
Interest	6,332	8,979	19,479	27,058
Taxes	11,579	4,474	21,345	10,622

EBIT	41,981	23,152	84,551	60,678
Additional adjustments:
Minority interest	533	739	1,632	1,786
Restructuring and asset impairment charges (1)	—	3,269	6,520	11,649
Widia integration	—	1,929	1,559	4,004
Pension Curtailment	—	—	1,299	—
Gain on Toshiba Tungaloy Investment	—	—	(4,397)	—
Note Receivable	—	—	2,000	—
Interest income	(376)	(777)	(1,251)	(2,266)
Securitization fees	356	406	1,236	1,479

Adjusted EBIT	$42,494	$28,718	$93,149	$77,330

As % of Sales	8.1%	6.3%	6.5%	6.0%

(1)	Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

MSSG SEGMENT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Sales, as reported	$317,506	$286,601	$872,128	$796,835
Widia sales (1)	—	—	(26,018)	—
Foreign currency exchange	(22,569)	—	(54,680)	—

Adjusted sales	$294,937	$286,601	$791,430	$796,835

MSSG EBIT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
MSSG operating income, as reported	$36,751	$23,593	$82,937	$64,597
As % of sales	11.6%	8.2%	9.5%	8.1%
Other income (expense)	(26)	(206)	1,940	546

EBIT	36,725	23,387	84,877	65,143
Adjustments:
MSSG restructuring (2)	—	1,077	5,023	5,926
Widia integration	—	1,911	1,511	3,982

EBIT, excluding special charges	$36,725	$26,375	$91,411	$75,051

As % of sales	11.6%	9.2%	10.5%	9.4%

(1)	Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

(2)	Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

AMSG SEGMENT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Sales, as reported	$111,464	$89,849	$299,846	$256,563
Widia sales(1)	—	—	(5,476)	—
Foreign currency exchange	(4,613)	—	(14,265)	—

Adjusted sales	$106,851	$89,849	$280,105	$256,563

AMSG EBIT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
AMSG operating income, as reported	$15,146	$9,320	$36,375	$27,044
As % of sales	13.6%	10.4%	12.1%	10.5%
Other income (expense)	55	(96)	1,115	(141)

EBIT	15,201	9,224	37,490	26,903
Adjustments:
AMSG restructuring(2)	—	1,104	1,497	3,182
Widia integration	—	18	48	22

EBIT, excluding special charges	$15,201	$10,346	$39,035	$30,107

As % of sales	13.6%	11.5%	13.0%	11.7%

(1)	Widia was acquired on August 30, 2002. Sales related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

(2)	Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

J&L SEGMENT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Sales, as reported	$60,074	$51,729	$158,554	$148,012
Foreign currency exchange	(806)	—	(1,477)	—

Adjusted sales	$59,268	$51,729	$157,077	$148,012

J&L EBIT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
J&L operating income, as reported	$6,419	$1,323	$13,410	$5,209
As % of sales	10.7%	2.6%	8.5%	3.5%
Other (expense)	(2)	(6)	23	(55)

EBIT	6,417	1,317	13,433	5,154
Adjustments:
J&L restructuring	—	801	—	1,267

EBIT, excluding special charges	$6,417	$2,118	$13,433	$6,421

As % of sales	10.7%	4.1%	8.5%	4.3%

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FINANCIAL HIGHLIGHTS (Continued)

FSS SEGMENT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
Sales, as reported	$35,186	$31,064	$99,055	$93,782
Foreign currency exchange	(112)	—	(328)	—

Adjusted sales	$35,074	$31,064	$98,727	$93,782

FSS EBIT (Unaudited):

	Quarter Ended		Nine Months Ended
	March 31,		March 31,
	2004	2003	2004	2003
FSS operating income / (loss), as reported	$376	$31	$(64)	$(320)
As % of sales	1.1%	0.1%	-0.1%	-0.3%
Other (expense) income	0	—	2	58

EBIT	376	31	(62)	(262)
Adjustments:
FSS restructuring	—	9	—	38

EBIT, excluding special charges	$376	$40	$(62)	$(224)

As % of sales	1.1%	0.1%	-0.1%	-0.2%

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RECONCILIATION TO GAAP – GROSS PROFIT (Unaudited)

	Quarter Ended		Quarter Ended		Nine Months Ended		Nine Months Ended
	March 31,		March 31,		March 31,		March 31,
		As a %		As a %		As a %		As a %
	2004	of Sales	2003	of Sales	2004	of Sales	2003	of Sales
Gross Profit	$175,854	33.5%	$151,661	33.0%	$467,593	32.7%	$420,113	32.4%
Widia integration and restructuring charges	—	0.0%	144	0.1%	2,961	0.2%	198	0.1%
Pension Curtailment	—	0.0%	—	0.0%	779	0.1%	—	0.0%

Gross Profit, excluding special items	$175,854	33.5%	$151,805	33.1%	$471,333	33.0%	$420,311	32.5%

OPERATING EXPENSE RECONCILIATION (Unaudited):

	Quarter ended	Quarter ended	Nine Months Ended	Nine Months Ended
	March 31, 2004	March 31, 2003	March 31, 2004	March 31, 2003
Operating expense, as reported	$132,218	$122,592	$378,180	$343,104
Integration costs	—	(1,785)	(1,448)	(3,806)
Pension Curtailment	—	—	(520)	—
Note Receivable	—	—	(1,817)	—

Operating expense, excluding special items	132,218	120,807	374,395	339,298
Less:
Widia operating expense (1)	—	—	8,441	—
Unfavorable foreign exchange	7,227	—	19,426	—

Operating expense, excluding special items, Widia expense and foreign exchange	$124,991	$120,807	$346,528	$339,298

(1)	Widia was acquired on August 30, 2002. Operating expenses related to Widia for July and August have been removed from the 2003 results in order to reflect comparable Widia activity for both years.

-end-

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 28, 2004. Furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Registrant

Date: April 28, 2004	By:	/s/ Timothy A. Hibbard

Timothy A. Hibbard
Corporate Controller and Chief
Accounting Officer